EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

         As independent auditors, we hereby consent to the incorporation of our report, dated October 23, 1998, incorporated by reference in this annual report of Green Street Financial Corp on Form 10-K, into the Corporation's previously filed Form S- 8 Registration Statement File No. 333-34437.



                                          /s/ McGladrey & Pullen, LLP




Raleigh, North Carolina
December 15, 1998